EXHIBIT 21.00

SUBSIDIARIES OF PANDA GLOBAL ENERGY CO.

                                                  Jurisdiction of
Name of Entity:                                    Organization:

Pan-Sino Energy Development Company, L.L.C.       Cayman Islands
Pan-Western Energy, L.L.C.                        Cayman Islands
Tangshan Panda Heat & Power Company, Ltd.         People's Republic of
                                                  China
Tangshan Pan-Western Heat & Power Company, Ltd.   People's Republic of
                                                  China
Tangshan Cayman Heat & Power Company, Ltd.        People's Republic of
                                                  China
Tangshan Pan-Sino Heat Company, Ltd.              People's Republic of
                                                  China


SUBSIDIARIES OF PANDA GLOBAL HOLDING, INC.

                                                  Jurisdiction of
Name of Entity:                                    Organization:

Panda Energy Corporation                          Texas
Lakeland Water Company                            Delaware
Panda-Kathleen Corporation                        Delaware
Panda/Live Oak Corporation                        Delaware
Panda-Kathleen, L.P.                              Delaware
Panda Interfunding Corporation                    Delaware
Panda Interholding Corporation                    Delaware
Panda Funding Corporation                         Delaware
Panda-Rosemary Corporation                        Delaware
PRC II Corporation                                Delaware
Panda-Rosemary, L.P.                              Delaware
Panda-Rosemary Funding Co.                        Delaware
Panda-Brandywine Corporation                      Delaware
Panda Energy Corp.                                Delaware
Brandywine Water Company                          Delaware
Panda-Brandywine, L.P.                            Delaware
Panda Cayman Interfunding Corporation             Cayman Islands
Pan-Sino Energy Development Company, L.L.C.       Cayman Islands
Pan-Western Energy, L.L.C.                        Cayman Islands
Panda Global Energy Company                       Cayman Islands
Panda of Nepal, L.L.C.                            Cayman Islands
Tangshan Panda Heat & Power Company, Ltd.         People's Republic of
                                                  China
Tangshan Pan-Western Heat & Power Company, Ltd.   People's Republic of
                                                  China
Tangshan Cayman Heat & Power Company, Ltd.        People's Republic of
                                                  China
Tangshan Pan-Sino Heat Company, Ltd.              People's Republic of
                                                  China
Bhote Koshi Power Co., Pvt. Ltd.                  Nepal